Atlanta Braves Announce Launch of Exclusive Braves Television Network: BravesVision

Braves will oversee production, sales, marketing, and distribution of local television broadcasts across their six-state territory

ATLANTA (Tuesday, February 24, 2026) – The Atlanta Braves today announced the launch of BravesVision, a multimedia platform owned and operated by the organization that will become the official local television home of the Braves beginning with the 2026 baseball season. BravesVision will usher in a new era of broadcasting, where the Braves organization will have full oversight of the production, sales, marketing, and distribution of its telecasts.

“This endeavor will bring the most vital link to our fanbase – our television broadcast – back under the control of our organization,” said Braves President and CEO Derek Schiller. “Generations of Braves fans were raised watching games on a network that shared ownership with the baseball team. With BravesVision, we believe that we can present Braves baseball in new and innovative ways allowing us to expand and elevate our storytelling capabilities across all of our platforms.”

BravesVision will produce more than 140 games, as well as extensive pre-game and post-game programming, throughout the 2026 regular season and give fans across the organization’s six state territory multiple options to watch Braves games without blackouts, including:

●	Video Service Provider: Through a direct-to-distributor model, the Braves will partner with cable, satellite, and streaming services to provide BravesVision to their customers. The Braves will provide an update on availability and channel locations as distributor deals are finalized.
●	Streaming: BravesVision will be available on Major League Baseball’s streaming platform – Braves.TV. With a subscription, all regular season non-national exclusive Braves games will be available to fans everywhere and without blackouts. Fans will have the additional option to purchase an out-of-market package to view every MLB team.
●	Over the Air: For the second consecutive season, the Braves will partner with Gray Media to simulcast a select number of regular season games over-the-air (OTA) for free in Atlanta and across the Southeast through Gray’s network of broadcast stations. The BravesVision OTA games will be announced prior to Opening Day. For a list of Gray Media stations in Braves Country, visit braves.com/watch.

BravesVision will further expand the organization’s robust multimedia platform, which includes the largest radio affiliate network in Major League Baseball, groundbreaking short-form video content, award-winning in-game productions, and more than eight million followers across various social platforms.

Additionally, Gray Media will feature an expanded Braves Spring Training broadcast offering in 2026, bringing 15 Spring Training games to fans across Braves Country through Gray local television stations, reaching 26 markets throughout the Southeast. All Spring Training broadcasts will also be streamed live for free on Braves.TV. Fans simply need to visit Braves.TV to create a free account.

In addition to the local BravesVision telecasts, the team will appear in nationally televised games with MLB’s exclusive broadcast partners – FOX/FS1, ESPN, TBS, NBC/Peacock and Apple TV+.

More details on BravesVision can be found at braves.com/watch.

About Atlanta Braves Holdings, Inc.: Atlanta Braves Holdings, Inc. (“ABH”) (Nasdaq: BATRA, BATRK) consists primarily of the Major League Baseball franchise the Atlanta Braves and a real estate portfolio including the mixed-use development The Battery Atlanta, which is located adjacent to the Braves stadium, Truist Park. For more information, please visit our website at https://www.bravesholdings.com/investors.

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